UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 23, 2008

______________

EMPIRE RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

______________

Delaware	001-12127	22-3136782
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Parker Plaza

Fort Lee, New Jersey 07024

(Address of principal executive offices, including zip code)

(201) 944-2200

(Registrant's telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 23, 2008, Empire Resources, Inc. (the “Company”) issued a press release announcing that its board of directors approved a stock repurchase program. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 8.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release of Empire Resources, Inc., dated July 23, 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE RESOURCES, INC.

Date: July 24, 2008	/s/ Sandra Kahn
Sandra Kahn
Chief Financial Officer

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